UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2004

NEW CENTURY TRS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02	Termination of a Material Definitive Agreement

On October 1, 2004, New Century Funding A (“NCFA”), an indirect wholly-owned subsidiary of New Century TRS Holdings, Inc. (formerly known as New Century Financial Corporation) (“New Century TRS”), entered into Amendment No. 1 (the “BofA Amendment”) to the Amended and Restated Master Repurchase Agreement (the “BofA Agreement”) with Bank of America, N.A. The purpose of the BofA Amendment was to amend the BofA Agreement to permit the restructuring of the business operations (the “REIT Conversion Transactions”) and related equity offering of New Century Financial Corporation (formerly known as New Century REIT, Inc.), a Maryland corporation and the parent of New Century TRS (“NCFC”), in order to enable NCFC to be in a position to be taxed as a real estate investment trust under the Internal Revenue Code of 1986. In connection with the execution of the BofA Amendment, NCFC and New Century Mortgage Corporation (“NCMC”), a wholly-owned subsidiary of New Century TRS, entered into a Second Amended and Restated Guaranty and Pledge Agreement (the “BofA Guaranty”), dated as of October 1, 2004, with Bank of America in order to terminate New Century TRS’s obligations as a guarantor under the BofA Agreement and to replace New Century TRS with NCFC as a guarantor under the BofA Agreement. The BofA Guaranty is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On September 29, 2004, NCMC, NC Capital Corporation (“NC Capital”), a wholly-owned subsidiary of NCMC, NC Residual II Corporation (“NCRII”), a wholly-owned subsidiary of NC Capital, New Century Credit Corporation (“New Century Credit”), a wholly-owned subsidiary of NCFC and CDC Mortgage Capital Inc. (“CDC”) entered into the Amendment and Joinder (the “CDC Amendment and Joinder”) to the Third Amended and Restated Repurchase Agreement (the “Existing CDC Repurchase Agreement”). The purpose of the CDC Amendment and Joinder was to permit the REIT Conversion Transactions and related equity offering. Pursuant to the CDC Amendment and Joinder, New Century TRS was released from its obligations as a guarantor under the Existing CDC Repurchase Agreement. The CDC Amendment and Joinder became effective upon the consummation of the REIT Conversion Transactions, which occurred on October 1, 2004. The CDC Amendment and Joinder is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

On October 1, 2004, NCRII, NC Capital, New Century Credit and Bear Stearns Mortgage Capital Corporation (“Bear Stearns”), entered into the Amendment and Joinder No. 3

(the “Bear Stearns Amendment and Joinder”) to the Master Repurchase Agreement (the “Existing Bear Stearns Repurchase Agreement”). The purpose of the Bear Stearns Amendment and Joinder was to permit the REIT Conversion Transactions and related equity offering. Pursuant to the Bear Stearns Amendment and Joinder, New Century TRS was released from its obligations as a guarantor under the Existing Bear Stearns Repurchase Agreement. The Bear Stearns Amendment and Joinder is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

On September 30, 2004, NCMC, NCRII, New Century Funding I, a Delaware statutory trust and wholly-owned subsidiary of NCMC (“NCFI”), NCFC and New Century TRS entered into an Assignment and Assumption Agreement (the “UBS Assignment and Assumption Agreement”). The purpose of the UBS Assignment and Assumption Agreement was for NCFC to assume all of the duties and obligations of New Century TRS under that certain Loan Purchase Agreement, dated as of May 10, 2002, as amended. The UBS Assignment and Assumption Agreement became effective upon the consummation of the REIT Conversion Transactions, which occurred on October 1, 2004. The UBS Assignment and Assumption Agreement is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

On October 1, 2004, NCMC and Citigroup Global Markets Realty Corp. (“Citigroup”) entered into Amendment Number Two (the “Citigroup Servicer Amendment”) to the Servicer Advance Financing Facility Agreement, dated as of August 28, 2003 (the “Existing Servicer Agreement”). The purpose of the Citigroup Servicer Amendment was to permit the REIT Conversion Transactions and related equity offering. In connection with the execution of the Citigroup Servicer Amendment, NCFC entered into an Amended and Restated Guaranty (the “Servicer Guaranty”), dated as of October 1, 2004, replacing New Century TRS as a guarantor under Existing Servicer Agreement. The Servicer Guaranty is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

On October 1, 2004, New Century Funding SB-1, a Delaware statutory trust and wholly-owned subsidiary of NCMC (“NCFSB-1”), and Citigroup entered into Amendment Number Seven (the “Citigroup Repurchase Amendment”) to the Master Repurchase Agreement, dated as of May 30, 2002, as amended (the “Existing Citigroup Repurchase Agreement”). The purpose of the Citigroup Repurchase Amendment was to permit the REIT Conversion Transactions and related equity offering. In connection with the execution of the Citigroup Repurchase Amendment, NCFC, NCMC and Citigroup entered into an Amended and Restated Guaranty and Pledge Agreement (the “Amended Citigroup Guaranty Agreement”), dated as of October 1, 2004, to replace New Century TRS with NCFC as a guarantor of the obligations of NCFSB-1 under the Existing Citigroup Repurchase Agreement. The Amended Citigroup Guaranty Agreement is filed as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

On October 1, 2004, NC Capital, New Century Credit, NCMC and Citigroup entered into an Amended and Restated Purchase and Sale Agreement (the “Citigroup Purchase and Sale Amendment”) to amend that certain Purchase and Sale Agreement, dated as of January 1, 2002, as amended (the “Existing Citigroup Purchase and Sale Agreement”), to permit the REIT Conversion Transactions and related equity offering. Concurrently, NC Capital, New Century Credit, NCMC and Citigroup entered into an Amended and Restated Letter Agreement (the “Citigroup Letter Agreement Amendment”), dated as of October 1, 2004, to amend that certain

Letter Agreement, dated as of January 1, 2002 (the “Existing Citigroup Letter Agreement”), to permit the REIT Conversion Transactions and related equity offering. Pursuant to the Citigroup Purchase and Sale Amendment and the Citigroup Letter Agreement Amendment, New Century TRS was released from its obligations as a guarantor under the Existing Citigroup Purchase and Sale Agreement and the Existing Citigroup Letter Agreement. The Citigroup Purchase and Sale Amendment and the Citigroup Letter Agreement Amendment are filed as Exhibits 10.7 and 10.8, respectively, to this Current Report and are incorporated herein by reference.

On September 30, 2004, Von Karman Funding LLC, a Delaware limited liability company and wholly-owned subsidiary of NCMC (“VK”), NCMC and Deutsche Bank Company Americas entered into an Amendment to Certain Program Documents (the “VK Program Documents Amendment”) in relation to the Von Karman Funding LLC Secured Liquidity Notes Program 2003. The purpose of the VK Program Documents Amendment was to amend (i) that certain Mortgage Loan Purchase and Servicing Agreement (the “VK Purchase Agreement”), dated as of September 5, 2003, and (ii) that certain Security Agreement (the “VK Security Agreement” and, together with the VK Purchase Agreement, the “VK Program Documents”), dated as of September 5, 2003, to reflect the REIT Conversion Transactions and related equity offering. Pursuant to the VK Program Documents Amendment, New Century TRS was released from its obligations as a guarantor under the VK Program Documents. The VK Program Documents Amendment became effective upon the consummation of the REIT Conversion Transactions, which occurred on October 1, 2004. The VK Program Documents Amendment is filed as Exhibit 10.9 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amended and Restated Guaranty and Pledge Agreement, dated as of October 1, 2004, among New Century Financial Corporation, New Century Mortgage Corporation and Bank of America, N.A.

10.2	Amendment and Joinder to the Third Amended and Restated Repurchase Agreement, dated as of September 29, 2004, among New Century Mortgage Corporation, NC Residual II Corporation, NC Capital Corporation, New Century Credit Corporation and CDC Mortgage Capital Inc.

10.3	Amendment and Joinder No. 3 to the Master Repurchase Agreement, dated as of October 1, 2004, among NC Residual II Corporation, NC Capital Corporation, New Century Credit Corporation and Bear Stearns Mortgage Capital Corporation.

10.4	Assignment and Assumption Agreement, dated as of September 30, 2004, among New Century Mortgage Corporation, NC Residual II Corporation, New Century Funding I, New Century Financial Corporation (now known as New Century TRS Holdings, Inc.) and New Century REIT, Inc. (now known as New Century Financial Corporation).

10.5	Amended and Restated Guaranty, dated as of October 1, 2004, by New Century Financial Corporation in favor of Citigroup Global Markets Realty Corp.

10.6	Amended and Restated Guaranty and Pledge Agreement, dated as of October 1, 2004, among New Century Financial Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.7	Amended and Restated Purchase and Sale Agreement, dated as of October 1, 2004, among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.8	Amended and Restated Letter Agreement, dated as of October 1, 2004, among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.9	Amendment to Certain Program Documents in relation to the Von Karman Funding LLC Secured Liquidity Notes Program 2003, dated as of September 30, 2004, among Von Karman Funding LLC, New Century Mortgage Corporation and Deutsche Bank Company Americas.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY TRS HOLDINGS, INC.

October 5, 2004	By:	/S/ ROBERT K. COLE
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Second Amended and Restated Guaranty and Pledge Agreement, dated as of October 1, 2004, among New Century Financial Corporation, New Century Mortgage Corporation and Bank of America, N.A.

10.2	Amendment and Joinder to the Third Amended and Restated Repurchase Agreement, dated as of September 29, 2004, among New Century Mortgage Corporation, NC Residual II Corporation, NC Capital Corporation, New Century Credit Corporation and CDC Mortgage Capital Inc.

10.3	Amendment and Joinder No. 3 to the Master Repurchase Agreement, dated as of October 1, 2004, among NC Residual II Corporation, NC Capital Corporation, New Century Credit Corporation and Bear Stearns Mortgage Capital Corporation.

10.4	Assignment and Assumption Agreement, dated as of September 30, 2004, among New Century Mortgage Corporation, NC Residual II Corporation, New Century Funding I, New Century Financial Corporation (now known as New Century TRS Holdings, Inc.) and New Century REIT, Inc. (now known as New Century Financial Corporation).

10.5	Amended and Restated Guaranty, dated as of October 1, 2004, by New Century Financial Corporation in favor of Citigroup Global Markets Realty Corp.

10.6	Amended and Restated Guaranty and Pledge Agreement, dated as of October 1, 2004, among New Century Financial Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.7	Amended and Restated Purchase and Sale Agreement, dated as of October 1, 2004, among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.8	Amended and Restated Letter Agreement, dated as of October 1, 2004, among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.9	Amendment to Certain Program Documents in relation to the Von Karman September 30, 2004, among Von Karman Funding LLC, New Century Mortgage Corporation and Deutsche Bank Company Americas.